UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2025

AEON Biopharma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40021	85-3940478
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5 Park Plaza

Suite 1750

Irvine, CA 92614

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (949) 354-6499

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	AEON	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

President and Principal Executive Officer

As previously disclosed in the Periodic Report on Form 8-K filed by the Company on March 27, 2025, the board of directors (the “Board”) of AEON Biopharma, Inc. (the “Company”) named Jost Fischer, the current Chairman of the Board, to serve as Interim Chief Executive Officer. On April 3, 2025, the Board formally appointed Mr. Fischer to serve as Interim President, Chief Executive Officer and principal executive officer of the Company, effective as of April 4, 2025.

Principal Financial Officer

On April 3, 2025, the Board appointed Jennifer Sy, age 40, as the Company’s Chief Accounting Officer and principal financial officer, effective as of April 4, 2025. Ms. Sy has served as the Company’s Vice President, Corporate Controller since August 2023. Ms. Sy has held a variety of senior management positions with public and private companies in the technology, software and healthcare industries. Prior to joining the Company, Ms. Sy served as Corporate Controller at Nogin, Inc. from November 2021 to May 2023. From March 2018 to November 2021, she served as Director of Finance at Prospect Medical Holdings, Inc. From April 2014 to January 2018, she served as Controller at Eagle Business Performance Services. From August 2009 to March 2014, she served as Accounting Manager for the North America division at QAD, Inc. In these roles, she had overall responsibility for the corporate accounting and financial reporting functions. Ms. Sy began her career at Deloitte LLP as an external auditor from September 2006 to July 2009. Ms. Sy is a certified public accountant and holds a bachelor’s degree in business economics with a minor in accounting from the University of California, Los Angeles.

Ms. Sy’s base salary was increased from $245,000 to $275,000 in connection with her promotion to Chief Accounting Officer.

There were no arrangements or understandings between Ms. Sy and any other persons pursuant to which she was selected as an officer, nor does Ms. Sy have any family relationships among any of the Company’s directors or executive officers, and there are no related person transactions within the meaning of Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission between Ms. Sy and the Company required to be disclosed herein.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEON Biopharma, Inc.

Date: April 8, 2025	By:	/s/ Jost Fischer
Jost Fischer
Interim Chief Executive Officer